     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 13, 1998



                                                      REGISTRATION NO. 333-58741

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                AMENDMENT NO. 1


                                       TO

                                    FORM S-4

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                             EVI WEATHERFORD, INC.

             (Exact name of registrant as specified in its charter)


           DELAWARE                          3498                         04-2515019
(State or other jurisdiction of  (Primary Standard Industrial          (I.R.S. Employer
incorporation or organization)    Classification Code Number)         Identification No.)

                                                          BERNARD J. DUROC-DANNER
                                                           EVI WEATHERFORD, INC.
         5 POST OAK PARK, SUITE 1760                    5 POST OAK PARK, SUITE 1760
          HOUSTON, TEXAS 77027-3415                      HOUSTON, TEXAS 77027-3415
                (713) 297-8400                                 (713) 297-8400
 (Address, including zip code, and telephone      (Name, address, including zip code, and
  number, including area code, of registrant's   telephone number, including area code, of
                   principal                                 agent for service)
              executive offices)

                                   Copies to:

                                 CURTIS W. HUFF
                             EVI WEATHERFORD, INC.
                          5 POST OAK PARK, SUITE 1766
                           HOUSTON, TEXAS 77027-3415
                                 (713) 297-8400

     APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE OF THE SECURITIES TO THE
PUBLIC: Upon consummation of the Merger described herein.

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

     If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]


                            ------------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                EXPLANATORY NOTE

     This Amendment No. 1 to Registration Statement on Form S-4 has been filed solely to effect the filing of Exhibit 8.1 hereto.

                                    PART II

                   INFORMATION NOT REQUIRED IN THE PROSPECTUS

ITEM 20. INDEMNIFICATION OF OFFICERS AND DIRECTORS.

     Under Delaware law, a corporation may include provisions in its certificate of incorporation that will relieve its directors of monetary liability for breaches of their fiduciary duty to the corporation, except under certain circumstances, including a breach of the director's duty of loyalty, acts or omissions of the director not in good faith or which involve intentional misconduct or a knowing violation of law, the approval of an improper payment of a dividend or an improper purchase by the corporation of stock or any transaction from which the director derived an improper personal benefit. The Registrant's Restated Certificate of Incorporation provides that the Registrant's directors are not liable to the Registrant or its stockholders for monetary damages for breach of their fiduciary duty, subject to the described exceptions specified by Delaware law.

     Section 145 of the Delaware General Corporation Law grants to the Registrant the power to indemnify each officer and director of the Registrant against liabilities and expenses incurred by reason of the fact that he is or was an officer or director of the Registrant if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Registrant and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The By-laws of the Registrant provide for indemnification of each officer and director of the Registrant to the fullest extent permitted by Delaware law. Messrs. David J. Butters and Robert B. Millard, employees of Lehman Brothers Inc. ("Lehman"), constitute two of the eight members of the Board of Directors of the Registrant. Under the restated certificates of incorporation, as amended to date, of Lehman and its parent, Lehman Brothers Holdings Inc. ("Holdings"), both Delaware corporations, Messrs. Butters and Millard, in their capacity as directors of the Registrant, are to be indemnified by Lehman and Holdings to the fullest extent permitted by Delaware law. Messrs. Butters and Millard are serving as directors of the Registrant at the request of Lehman and Holdings.

     Section 145 of the Delaware General Corporation Law also empowers the Registrant to purchase and maintain insurance on behalf of any person who is or was an officer or director of the Registrant against liability asserted against or incurred by him in any such capacity, whether or not the Registrant would have the power to indemnify such officer or director against such liability under the provisions of Section 145. The Registrant has purchased and maintains a directors' and officers' liability policy for such purposes. Messrs. Butters and Millard are insured against certain liabilities which they may incur in their capacity as directors pursuant to insurance maintained by Holdings.

     Under the terms of the Agreement dated December 12, 1997, as amended, by and among the Registrant, Christiana Companies, Inc. ("Christiana"), Total Logistic Control, LLC ("Logistic") and C2, Inc., Logistic and C2 have agreed to indemnify the directors and officers of the Registrant for any liability relating to any claim or damage by any stockholder of Christiana or EVI with respect to the Merger or the Logistic Sale or the transactions relating thereto, including any claims and liabilities arising under the securities laws and claims with respect to the Joint Proxy Statement/Prospectus.

ITEM 21. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

          2.1            -- Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.
                            (incorporated by reference to Exhibit No. 2.1 to
                            Amendment No. 1 to Form 8-K on Form 8-K/A, File 1-13086,
                            filed March 9, 1998).
          2.2            -- Amendment No. 1 dated as of April 17, 1998, to the
                            Agreement and Plan of Merger dated as of March 4, 1998,
                            by and between EVI, Inc. and Weatherford Enterra, Inc.
                            (incorporated by reference to Exhibit No. 2.2 to Form
                            8-K, File 1-13086, filed April 21, 1998).

          2.3            -- Amendment No. 2 dated as of April 22, 1998, to the
                            Agreement and Plan of Merger dated as of March 4, 1998,
                            as amended by and between EVI, Inc. and Weatherford
                            Enterra, Inc. (incorporated by reference to Exhibit No.
                            2.3 to Form 8-K, File 1-13086, filed April 23, 1998).
          2.4            -- Share Purchase Agreement made and entered into as of
                            January 30, 1998, by and among the shareholders of Nika
                            Enterprises Ltd., an Alberta corporation, listed on the
                            signature pages thereto and EVI Oil Tools Canada Ltd., an
                            Alberta corporation (incorporated by reference to Exhibit
                            No. 2.1 to the Form 8-K, File 1-13086, filed March 3,
                            1998).
          2.5            -- Agreement and Plan of Merger dated as of December 12,
                            1997, by and among EVI, Inc., Christiana Acquisition,
                            Inc., Christiana Companies, Inc. and C2, Inc.
                            (incorporated by reference to Exhibit No. 2.1 to Form
                            8-K, File 1-13086, filed December 31, 1997).
          2.6            -- Agreement dated as of December 12, 1997, by and among
                            EVI, Inc., Christiana Companies, Inc., Total Logistic
                            Control LLC and C2, Inc. (incorporated by reference to
                            Exhibit No. 2.2 to Form 8-K, File 1-13086, filed December
                            31, 1997).
          2.7            -- Letter Agreement dated December 12, 1997, by and among
                            EVI, Inc., Christiana Acquisition, Inc., Christiana
                            Companies, Inc. and C2, Inc. (incorporated by reference
                            to Exhibit No. 2.3 to Form 8-K, File 1-13086, filed
                            December 31, 1997).
          2.8            -- Amended and Restated Arrangement Agreement by and between
                            Taro Industries Limited, and EVI, Inc. and 756745 Alberta
                            Ltd. And 759572 Alberta Ltd. dated as of December 5, 1997
                            (incorporated by reference to Exhibit No. 2.4 to Form
                            8-K, File 1-13086, filed December 31, 1997).
          2.9            -- Stock Purchase Agreement dated as of October 9, 1997,
                            between EVI, Inc. and PACCAR Inc (incorporated by
                            reference to Exhibit No. 2.1 to Form 8-K, File 1-13086,
                            filed October 21, 1997).
          2.10           -- Stock Purchase Agreement dated as of October 9, 1997,
                            among certain shareholders of BMW Monarch (Lloydminster)
                            Ltd., the shareholders of BMW Pump Inc., the shareholder
                            of Makelki Holdings Ltd., the shareholder of 589979
                            Alberta Ltd., the shareholders of 600969 Alberta Ltd.,
                            the shareholders of 391862 Alberta Ltd. and EVI, Inc.
                            (incorporated by reference to Exhibit No. 2.2 to Form
                            8-K, File 1-13086, filed October 21, 1997).
          2.11           -- Agreement and Plan of Merger dated as of July 16, 1997, as amended, by and among XLS Holding, Inc., EVI, Inc. and
                            GPXL, Inc. (incorporated by reference to Exhibit No. 2.1
                            to Form 8-K, File 1-13086, filed August 26, 1997).
          2.12           -- Stock Purchase Agreement dated as of February 21, 1997, among Seigo Arai, Kanematsu USA Inc. and Energy Ventures,
                            Inc. (incorporated by reference to Exhibit No. 2.1 to
                            Form 8-K, File 1-13086, filed March 17, 1997).
          2.13           -- Agreement and Plan of Merger dated as of December 5,
                            1996, among Energy Ventures, Inc., GulfMark Acquisition
                            Co., GulfMark International, Inc. and New GulfMark
                            International, Inc. (incorporated by reference to Exhibit
                            No. 2.2 to Form 8-K, File 1-13086, filed December 26,
                            1996).
          2.14           -- Agreement and Plan of Distribution dated as of December
                            5, 1996, by and among GulfMark International, Inc., New
                            GulfMark International, Inc. and Energy Ventures, Inc.
                            (incorporated by reference to Exhibit No. 2.3 to Form
                            8-K, File 1-13086, filed December 26, 1996).

              2.15           -- First Amendment to Agreement and Plan of Merger dated as of March 27, 1997, by and among Energy Ventures, Inc., GulfMark Acquisition Co., GulfMark International, Inc. and
                                GulfMark Offshore, Inc. (incorporated by reference to Exhibit No. 2.3 to the
                                Registration Statement on Form S-4 (Reg. No. 333-24133)).
              2.16           -- Stock Purchase Agreement dated as of September 14, 1996, by and among Parker Drilling
                                Company and Energy Ventures, Inc. (incorporated by reference to Exhibit 2.1 to Form
                                8-K, File 1-13086, filed October 3, 1996).
              2.17           -- Agreement and Plan of Merger dated as of June 20, 1996 between Energy Ventures, Inc.,
                                TCA Acquisition, Inc. and Tubular Corporation of America (incorporated by reference to
                                Exhibit No. 2.1 to Form 8-K, File 1-13086, filed June 24, 1996).
            **2.18           -- Amendment No. 1 dated as of May 26, 1998, to the Agreement and Plan of Merger dated as of December 12, 1997 and to the Agreement dated as of December 12, 1997, by and among
                                EVI, Inc., Christiana Acquisition, Inc., Christiana Companies, Inc., C2, Inc. and Total
                                Logistic Control, LLC.
              3.1            -- Amended and Restated Certificate of Incorporation of the Registrant, as amended
                                (incorporated by reference to Exhibit No. 3.1 to Form 8-K, File 1-13086, dated June 2,
                                1998).
              3.2            -- Amended and Restated By-laws of the Registrant, as amended (incorporated by reference to Exhibit No. 3.2 to Form 8-K, File 1-13086, filed June 2, 1998).
              4.1            -- See Exhibit Nos. 3.1 and 3.2 for provisions of the Amended and Restated Certificate of
                                Incorporation and Amended and Restated By-laws of the Registrant defining the rights of the holders of Common Stock.
              4.2            -- Amended and Restated Credit Agreement dated as of May 27, 1998, among EVI Weatherford,
                                Inc., EVI Oil Tools Canada Ltd., Chase Bank of Texas, National Association, as U.S.
                                Administrative Agent, The Bank of Nova Scotia, as Documentation Agent and Canadian
                                Agent, ABN AMRO Bank, N.V., as Syndication Agent, and the other Lenders defined therein, including the forms of Notes (incorporated by reference to Exhibit No. 4.1 to the Form 8-K, File 1-13086, filed June 15, 1998).
              4.3            -- Indenture dated March 15, 1994, among Energy Ventures, Inc., as Issuer, the Subsidiary
                                Guarantors party thereto, as Guarantors, and Chemical Bank, as Trustee (incorporated by reference to Form 8-K, File 1-13086, filed April 5, 1994).
              4.4            -- Specimen 10 1/4% Senior Note due 2004 of Energy Ventures, Inc. (incorporated by reference to Form 8-K, File 1-13086, filed April 5, 1994).
              4.5            -- First Supplemental Indenture by and among Energy Ventures, Inc., Prideco and Chemical
                                Bank, as trustee, dated June 30, 1995 (incorporated by reference to Exhibit No. 4.4 to the Registration Statement on Form S-3 (Reg. No. 33-61933)).
              4.6            -- Second Supplemental Indenture by and among Energy Ventures, Inc., EVI Arrow, Inc., EVI
                                Watson, Inc. and The Chase Manhattan Bank, as trustee, dated effective as of December
                                6, 1996 (incorporated by reference to Exhibit 4.6 to Form 10-K, File 1-13086, filed
                                March 20, 1997).
              4.7            -- Third Supplemental Indenture by and among EVI, Inc., Ercon, Inc. and The Chase
                                Manhattan Bank, as trustee, dated effective as of May 1, 1997 (incorporated by reference to Exhibit 99.2 to Form 8-K, File 1-13086, filed October 27, 1997).
              4.8            -- Fourth Supplemental Indenture by and among EVI, Inc., XLS Holding, Inc., XL Systems,
                                Inc. and The Chase Manhattan Bank, as trustee, dated effective as of August 25, 1997
                                (incorporated by reference to Exhibit 99.3 to Form 8-K, File 1-13086, filed October 27,
                                1997).

              4.9            -- Fifth Supplemental Indenture by and between EVI, Inc. and The Chase Manhattan Bank dated as of December 12, 1997 (including the Form of Note and Form of Exchange Note)
                                (incorporated by reference to Exhibit 4.1 to Form 8-K, File 1-13086, filed December 31,
                                1997).
              4.10           -- Indenture dated as of October 15, 1997, between EVI, Inc. and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit No. 4.13 to the Registration Statement on Form S-3 (Reg. No. 333-45207)).
              4.11           -- First Supplemental Indenture dated as of October 28, 1997, between EVI, Inc. and The
                                Chase Manhattan Bank, as Trustee (including Form of Debenture) (incorporated by reference to Exhibit 4.2 to Form 8-K, File 1-13086, filed November 5, 1997).
              4.12           -- Registration Rights Agreement dated November 3, 1997, by and among EVI, Inc., Morgan
                                Stanley & Co. Incorporated, Donaldson, Lufkin & Jenrette Securities Corporation, Credit
                                Suisse First Boston Corporation, Lehman Brothers Inc., Prudential Securities
                                Incorporated and Schroder & Co. Inc. (incorporated by reference to Exhibit 4.3 to Form
                                8-K, File 1-13086, filed November 5, 1997).
              4.13           -- Indenture dated May 17, 1996, between Weatherford Enterra, Inc. and Bank of Montreal
                                Trust Company, as Trustee (incorporated by reference to Exhibit 4.1 to Weatherford
                                Enterra, Inc.'s Current Report on Form 8-K, File No. 1-7867, dated May 28, 1996).
              4.14           -- First Supplemental Indenture dated and effective as of May 27, 1998, by and among EVI
                                Weatherford, Inc., the successor by merger to Weatherford Enterra, Inc., and Bank of
                                Montreal Trust Company, as Trustee (incorporated by reference to Exhibit No. 4.1 to
                                Form 8-K, File 1-13086, filed June 2, 1998).
              4.15           -- Form of Weatherford Enterra, Inc.'s 7 1/4% Notes Due May 15, 2006 (incorporated by reference to Exhibit 4.2 to Weatherford Enterra, Inc.'s Current Report on Form 8-K,
                                File No. 1-7867, dated May 28, 1996).
            **5.1            -- Opinion of Fulbright & Jaworski L.L.P., regarding legality of securities.
             *8.1            -- Opinion of Arthur Andersen LLP, regarding certain tax matters.
           **23.1            -- Consent of Fulbright & Jaworski L.L.P. (included in Exhibit No. 5.1).
            *23.2            -- Consent of Arthur Andersen LLP, with respect to the Tax Opinion (included in Exhibit
                                No. 8.1).
           **23.3            -- Consent of Arthur Andersen LLP, with respect to the financial statements of EVI
                                Weatherford, Inc.
           **23.4            -- Consent of Arthur Andersen LLP, with respect to the financial statements of Weatherford
                                Enterra, Inc.
           **23.5            -- Consent of Arthur Andersen LLP, with respect to the financial statements of Christiana
                                Companies, Inc.
           **23.6            -- Consent of Arthur Andersen LLP, with respect to the financial statements of GulfMark
                                Retained Assets.
           **23.7            -- Consent of Ernst & Young LLP, with respect to the consolidated financial statements of
                                Trico Industries, Inc.
           **23.8            -- Consent of Arthur Andersen LLP, with respect to the combined financial statements of
                                BMW Monarch (Lloydminster) Ltd. and BMW Pump, Inc.
           **23.9            -- Consent of Morgan Stanley & Co. Incorporated with respect to their fairness opinion
                                (included in the Morgan Stanley Opinion attached as Appendix D to the Joint Proxy
                                Statement/Prospectus).

           **23.10           -- Consent of Prudential Securities Incorporated with respect to their fairness opinion
                                (included in the Prudential Securities Opinion attached as Appendix E to the Joint
                                Proxy Statement/Prospectus).
           **23.11           -- Consent of American Appraisal Associates, Inc. with respect to their appraisal opinion.
           **24.1            -- Powers of Attorney (included on signature page).
           **99.1            -- Proxy card for use at Special Meeting of Stockholders of EVI Weatherford, Inc.
           **99.2            -- Proxy card for use at Special Meeting of Shareholders of Christiana Companies, Inc.
           **99.3            -- Form of Letter of Transmittal for use by shareholders of Christiana Companies, Inc.


---------------


 * Filed herewith.


** Previously filed.


     As permitted by Item 601(b)(4)(iii)(A) of Regulation S-K, the Registrant has not filed with this Registration Statement certain instruments defining the rights of holders of long-term debt of the Registrant and its subsidiaries because the total amount of securities authorized under any of such instruments does not exceed 10% of the total assets of the Registrant and its subsidiaries on a consolidated basis. The Registrant agrees to furnish a copy of any such agreements to the Securities and Exchange Commission upon request.

ITEM 22. UNDERTAKINGS.

     The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this Registration Statement shall be deemed to be a new registration statement relating to the securities offered herein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

     The undersigned Registrant hereby undertakes that:

          (1) Prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this registration statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), the issuer undertakes that such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other Items of the applicable form; and

          (2) Every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of section 10(a)(3) of the Securities Act, and is used in connection with an offering of securities subject to Rule 415, will be filed as a part of an amendment to the registration statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     The undersigned Registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

     The undersigned Registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on July 10, 1998.


                                            EVI WEATHERFORD, INC.

                                            By: /s/ BERNARD J. DUROC-DANNER
                                              ----------------------------------
                                                   Bernard J. Duroc-Danner
                                                  President, Chief Executive
                                                            Officer,
                                              Chairman of the Board and Director
                                                (Principal Executive Officer)

                               POWER OF ATTORNEY

     Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


                      SIGNATURE                                   TITLE                     DATE
                      ---------                                   -----                     ----
             /s/ BERNARD J. DUROC-DANNER               President, Chief Executive      July 10, 1998
-----------------------------------------------------    Officer, Chairman of the
               Bernard J. Duroc-Danner                   Board and Director
                                                         (Principal Executive
                                                         Officer)

                 /s/ JAMES G. KILEY                    Vice President and Chief        July 10, 1998
-----------------------------------------------------    Financial Officer
                   James G. Kiley                        (Principal Financial
                                                         Officer)

                /s/ FRANCES R. POWELL                  Vice President, Accounting      July 13, 1998
-----------------------------------------------------    and Controller (Principal
                  Frances R. Powell                      Accounting Officer)

               * /s/ DAVID J. BUTTERS                  Director                        July 10, 1998
-----------------------------------------------------
                  David J. Butters

               * /s/ SHELDON B. LUBAR                  Director                        July 10, 1998
-----------------------------------------------------
                  Sheldon B. Lubar

                                                       Director                        July 10, 1998
-----------------------------------------------------
                  Robert B. Millard

                * /s/ ROBERT A. RAYNE                  Director                        July 10, 1998
-----------------------------------------------------
                   Robert A. Rayne

               * /s/ PHILIP BURGUIERES                 Director                        July 10, 1998
-----------------------------------------------------
                  Philip Burguieres

              * /s/ WILLIAM E. MACAULAY                Director                        July 10, 1998
-----------------------------------------------------
                 William E. Macaulay

             * /s/ ROBERT K. MOSES, JR.                Director                        July 10, 1998
-----------------------------------------------------
                Robert K. Moses, Jr.

               *By: /s/ JAMES G. KILEY
  ------------------------------------------------
                   James G. Kiley
                 As Attorney-in-Fact

                                 EXHIBIT INDEX

         NUMBER                                    EXHIBIT
         ------                                    -------
          2.1            -- Agreement and Plan of Merger dated as of March 4, 1998, by and between EVI, Inc. and Weatherford Enterra, Inc.
                            (incorporated by reference to Exhibit No. 2.1 to
                            Amendment No. 1 to Form 8-K on Form 8-K/A, File 1-13086,
                            filed March 9, 1998).
          2.2            -- Amendment No. 1 dated as of April 17, 1998, to the
                            Agreement and Plan of Merger dated as of March 4, 1998,
                            by and between EVI, Inc. and Weatherford Enterra, Inc.
                            (incorporated by reference to Exhibit No. 2.2 to Form
                            8-K, File 1-13086, filed April 21, 1998).
          2.3            -- Amendment No. 2 dated as of April 22, 1998, to the
                            Agreement and Plan of Merger dated as of March 4, 1998,
                            as amended by and between EVI, Inc. and Weatherford
                            Enterra, Inc. (incorporated by reference to Exhibit No.
                            2.3 to Form 8-K, File 1-13086, filed April 23, 1998).
          2.4            -- Share Purchase Agreement made and entered into as of
                            January 30, 1998, by and among the shareholders of Nika
                            Enterprises Ltd., an Alberta corporation, listed on the
                            signature pages thereto and EVI Oil Tools Canada Ltd., an
                            Alberta corporation (incorporated by reference to Exhibit
                            No. 2.1 to the Form 8-K, File 1-13086, filed March 3,
                            1998).
          2.5            -- Agreement and Plan of Merger dated as of December 12,
                            1997, by and among EVI, Inc., Christiana Acquisition,
                            Inc., Christiana Companies, Inc. and C2, Inc.
                            (incorporated by reference to Exhibit No. 2.1 to Form
                            8-K, File 1-13086, filed December 31, 1997).
          2.6            -- Agreement dated as of December 12, 1997, by and among
                            EVI, Inc., Christiana Companies, Inc., Total Logistic
                            Control LLC and C2, Inc. (incorporated by reference to
                            Exhibit No. 2.2 to Form 8-K, File 1-13086, filed December
                            31, 1997).
          2.7            -- Letter Agreement dated December 12, 1997, by and among
                            EVI, Inc., Christiana Acquisition, Inc., Christiana
                            Companies, Inc. and C2, Inc. (incorporated by reference
                            to Exhibit No. 2.3 to Form 8-K, File 1-13086, filed
                            December 31, 1997).
          2.8            -- Amended and Restated Arrangement Agreement by and between
                            Taro Industries Limited, and EVI, Inc. and 756745 Alberta
                            Ltd. And 759572 Alberta Ltd. dated as of December 5, 1997
                            (incorporated by reference to Exhibit No. 2.4 to Form
                            8-K, File 1-13086, filed December 31, 1997).
          2.9            -- Stock Purchase Agreement dated as of October 9, 1997,
                            between EVI, Inc. and PACCAR Inc (incorporated by
                            reference to Exhibit No. 2.1 to Form 8-K, File 1-13086,
                            filed October 21, 1997).
          2.10           -- Stock Purchase Agreement dated as of October 9, 1997,
                            among certain shareholders of BMW Monarch (Lloydminster)
                            Ltd., the shareholders of BMW Pump Inc., the shareholder
                            of Makelki Holdings Ltd., the shareholder of 589979
                            Alberta Ltd., the shareholders of 600969 Alberta Ltd.,
                            the shareholders of 391862 Alberta Ltd. and EVI, Inc.
                            (incorporated by reference to Exhibit No. 2.2 to Form
                            8-K, File 1-13086, filed October 21, 1997).
          2.11           -- Agreement and Plan of Merger dated as of July 16, 1997, as amended, by and among XLS Holding, Inc., EVI, Inc. and
                            GPXL, Inc. (incorporated by reference to Exhibit No. 2.1
                            to Form 8-K, File 1-13086, filed August 26, 1997).
          2.12           -- Stock Purchase Agreement dated as of February 21, 1997, among Seigo Arai, Kanematsu USA Inc. and Energy Ventures,
                            Inc. (incorporated by reference to Exhibit No. 2.1 to
                            Form 8-K, File 1-13086, filed March 17, 1997).

         NUMBER                                    EXHIBIT
         ------                                    -------
          2.13           -- Agreement and Plan of Merger dated as of December 5,
                            1996, among Energy Ventures, Inc., GulfMark Acquisition
                            Co., GulfMark International, Inc. and New GulfMark
                            International, Inc. (incorporated by reference to Exhibit
                            No. 2.2 to Form 8-K, File 1-13086, filed December 26,
                            1996).
          2.14           -- Agreement and Plan of Distribution dated as of December
                            5, 1996, by and among GulfMark International, Inc., New
                            GulfMark International, Inc. and Energy Ventures, Inc.
                            (incorporated by reference to Exhibit No. 2.3 to Form
                            8-K, File 1-13086, filed December 26, 1996).
          2.15           -- First Amendment to Agreement and Plan of Merger dated as of March 27, 1997, by and among Energy Ventures, Inc.,
                            GulfMark Acquisition Co., GulfMark International, Inc.
                            and GulfMark Offshore, Inc. (incorporated by reference to
                            Exhibit No. 2.3 to the Registration Statement on Form S-4
                            (Reg. No. 333-24133)).
          2.16           -- Stock Purchase Agreement dated as of September 14, 1996, by and among Parker Drilling Company and Energy Ventures,
                            Inc. (incorporated by reference to Exhibit 2.1 to Form
                            8-K, File 1-13086, filed October 3, 1996).
          2.17           -- Agreement and Plan of Merger dated as of June 20, 1996
                            between Energy Ventures, Inc., TCA Acquisition, Inc. and
                            Tubular Corporation of America (incorporated by reference
                            to Exhibit No. 2.1 to Form 8-K, File 1-13086, filed June
                            24, 1996).
        **2.18           -- Amendment No. 1 dated as of May 26, 1998, to the
                            Agreement and Plan of Merger dated as of December 12,
                            1997 and to the Agreement dated as of December 12, 1997,
                            by and among EVI, Inc., Christiana Acquisition, Inc.,
                            Christiana Companies, Inc., C2, Inc. and Total Logistic
                            Control, LLC.
          3.1            -- Amended and Restated Certificate of Incorporation of the
                            Registrant, as amended (incorporated by reference to
                            Exhibit No. 3.1 to Form 8-K, File 1-13086, dated June 2,
                            1998).
          3.2            -- Amended and Restated By-laws of the Registrant, as
                            amended (incorporated by reference to Exhibit No. 3.2 to
                            Form 8-K, File 1-13086, filed June 2, 1998).
          4.1            -- See Exhibit Nos. 3.1 and 3.2 for provisions of the
                            Amended and Restated Certificate of Incorporation and
                            Amended and Restated By-laws of the Registrant defining
                            the rights of the holders of Common Stock.
          4.2            -- Amended and Restated Credit Agreement dated as of May 27,
                            1998, among EVI Weatherford, Inc., EVI Oil Tools Canada
                            Ltd., Chase Bank of Texas, National Association, as U.S.
                            Administrative Agent, The Bank of Nova Scotia, as
                            Documentation Agent and Canadian Agent, ABN AMRO Bank,
                            N.V., as Syndication Agent, and the other Lenders defined
                            therein, including the forms of Notes (incorporated by
                            reference to Exhibit No. 4.1 to the Form 8-K, File
                            1-13086, filed June 15, 1998).
          4.3            -- Indenture dated March 15, 1994, among Energy Ventures,
                            Inc., as Issuer, the Subsidiary Guarantors party thereto,
                            as Guarantors, and Chemical Bank, as Trustee
                            (incorporated by reference to Form 8-K, File 1-13086,
                            filed April 5, 1994).
          4.4            -- Specimen 10 1/4% Senior Note due 2004 of Energy Ventures,
                            Inc. (incorporated by reference to Form 8-K, File
                            1-13086, filed April 5, 1994).
          4.5            -- First Supplemental Indenture by and among Energy
                            Ventures, Inc., Prideco and Chemical Bank, as trustee,
                            dated June 30, 1995 (incorporated by reference to Exhibit
                            No. 4.4 to the Registration Statement on Form S-3 (Reg.
                            No. 33-61933)).

         NUMBER                                    EXHIBIT
         ------                                    -------
          4.6            -- Second Supplemental Indenture by and among Energy
                            Ventures, Inc., EVI Arrow, Inc., EVI Watson, Inc. and The
                            Chase Manhattan Bank, as trustee, dated effective as of
                            December 6, 1996 (incorporated by reference to Exhibit
                            4.6 to Form 10-K, File 1-13086, filed March 20, 1997).
          4.7            -- Third Supplemental Indenture by and among EVI, Inc.,
                            Ercon, Inc. and The Chase Manhattan Bank, as trustee,
                            dated effective as of May 1, 1997 (incorporated by
                            reference to Exhibit 99.2 to Form 8-K, File 1-13086,
                            filed October 27, 1997).
          4.8            -- Fourth Supplemental Indenture by and among EVI, Inc., XLS
                            Holding, Inc., XL Systems, Inc. and The Chase Manhattan
                            Bank, as trustee, dated effective as of August 25, 1997
                            (incorporated by reference to Exhibit 99.3 to Form 8-K,
                            File 1-13086, filed October 27, 1997).
          4.9            -- Fifth Supplemental Indenture by and between EVI, Inc. and
                            The Chase Manhattan Bank dated as of December 12, 1997
                            (including the Form of Note and Form of Exchange Note)
                            (incorporated by reference to Exhibit 4.1 to Form 8-K,
                            File 1-13086, filed December 31, 1997).
          4.10           -- Indenture dated as of October 15, 1997, between EVI, Inc.
                            and The Chase Manhattan Bank, as Trustee (incorporated by
                            reference to Exhibit No. 4.13 to the Registration
                            Statement on Form S-3 (Reg. No. 333-45207)).
          4.11           -- First Supplemental Indenture dated as of October 28,
                            1997, between EVI, Inc. and The Chase Manhattan Bank, as
                            Trustee (including Form of Debenture) (incorporated by
                            reference to Exhibit 4.2 to Form 8-K, File 1-13086, filed
                            November 5, 1997).
          4.12           -- Registration Rights Agreement dated November 3, 1997, by and among EVI, Inc., Morgan Stanley & Co. Incorporated,
                            Donaldson, Lufkin & Jenrette Securities Corporation,
                            Credit Suisse First Boston Corporation, Lehman Brothers
                            Inc., Prudential Securities Incorporated and Schroder &
                            Co. Inc. (incorporated by reference to Exhibit 4.3 to
                            Form 8-K, File 1-13086, filed November 5, 1997).
          4.13           -- Indenture dated May 17, 1996, between Weatherford
                            Enterra, Inc. and Bank of Montreal Trust Company, as
                            Trustee (incorporated by reference to Exhibit 4.1 to
                            Weatherford Enterra, Inc.'s Current Report on Form 8-K,
                            File No. 1-7867, dated May 28, 1996).
          4.14           -- First Supplemental Indenture dated and effective as of
                            May 27, 1998, by and among EVI Weatherford, Inc., the
                            successor by merger to Weatherford Enterra, Inc., and
                            Bank of Montreal Trust Company, as Trustee (incorporated
                            by reference to Exhibit No. 4.1 to Form 8-K, File
                            1-13086, filed June 2, 1998).
          4.15           -- Form of Weatherford Enterra, Inc.'s 7 1/4% Notes Due May
                            15, 2006 (incorporated by reference to Exhibit 4.2 to
                            Weatherford Enterra, Inc.'s Current Report on Form 8-K,
                            File No. 1-7867, dated May 28, 1996).
        **5.1            -- Opinion of Fulbright & Jaworski L.L.P., regarding
                            legality of securities.
         *8.1            -- Opinion of Arthur Andersen LLP, regarding certain tax
                            matters.
       **23.1            -- Consent of Fulbright & Jaworski L.L.P. (included in
                            Exhibit No. 5.1).
        *23.2            -- Consent of Arthur Andersen LLP, with respect to the Tax
                            Opinion (included in Exhibit No. 8.1).
       **23.3            -- Consent of Arthur Andersen LLP, with respect to the
                            financial statements of EVI, Inc.
       **23.4            -- Consent of Arthur Andersen LLP, with respect to the
                            financial statements of Weatherford Enterra, Inc.

         NUMBER                                    EXHIBIT
         ------                                    -------
       **23.5            -- Consent of Arthur Andersen LLP, with respect to the
                            financial statements of Christiana Companies, Inc.
       **23.6            -- Consent of Arthur Andersen LLP, with respect to the
                            financial statements of GulfMark Retained Assets.
       **23.7            -- Consent of Ernst & Young LLP, with respect to the
                            consolidated financial statements of Trico Industries,
                            Inc.
       **23.8            -- Consent of Arthur Andersen LLP, with respect to the
                            combined financial statements of BMW Monarch
                            (Lloydminster) Ltd. and BMW Pump, Inc.
       **23.9            -- Consent of Morgan Stanley & Co. Incorporated with respect to their fairness opinion (included in the Morgan Stanley
                            Opinion attached as Appendix D to the Joint Proxy
                            Statement/Prospectus).
       **23.10           -- Consent of Prudential Securities Incorporated with
                            respect to their fairness opinion (included in the
                            Prudential Securities Opinion attached as Appendix E to
                            the Joint Proxy Statement/Prospectus).
       **23.11           -- Consent of American Appraisal Associates, Inc. with
                            respect to their appraisal opinion.
       **24.1            -- Powers of Attorney (included on signature page).
       **99.1            -- Proxy card for use at Special Meeting of Stockholders of
                            EVI Weatherford, Inc.
       **99.2            -- Proxy card for use at Special Meeting of Shareholders of
                            Christiana Companies, Inc.
       **99.3            -- Form of Letter of Transmittal for use by shareholders of
                            Christiana Companies, Inc.


---------------


 * Filed herewith.


** Previously filed.